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                                                                    EXHIBIT 13.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Annual Report on Form 20-F of Maxcom Telecomunicaciones S.A. de C.V. (the "Company") for the annual period ended December 31, 2005 (the "Annual Report"), I, Rene Sagastuy, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2006

                                               /s/ RENE SAGASTUY
                                               ---------------------------------
                                               Rene Sagastuy
                                               Chief Executive Officer